EXHIBIT 99.5

RECONSTITUTED SERVICING AGREEMENT

          THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 30th day of May, 2002, by and among THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation ("Thornburg" or the "Seller"), HSBC MORTGAGE CORPORATION (USA), as servicer (the "Servicer"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as master servicer (the "Master Servicer"), and acknowledged by DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee (the "Trustee"), recites and provides as follows:

RECITALS

          WHEREAS, the Seller has conveyed certain mortgage loans identified on Schedule I hereto (the "Mortgage Loans") to Structured Asset Mortgage Investments, Inc., a Delaware special purpose corporation ("SAMI"), which in turn has conveyed the Mortgage Loans to the Trustee, on behalf of Thornburg Mortgage Securities Trust 2002-2 (the "Trust"), under a trust, pooling and servicing agreement dated as of May 1, 2002 (the "Pooling and Servicing Agreement"), among the Trustee, the Master Servicer, SAMI, as seller (referred to herein as the "Depositor"), Deutsche Bank National Trust Company Delaware, as Delaware trustee, Wells Fargo Bank Minnesota, National Association, as securities administrator and Thornburg;

          WHEREAS, the Mortgage Loans were purchased by the Seller and are currently being serviced by the Servicer pursuant to a Master Mortgage Loan Purchase and Servicing Agreement between Greenwich Capital Financial Products, Inc. ("Greenwich") and the Servicer, dated as of March 1, 2002, as amended by the Assignment, Assumption and Recognition Agreement between Greenwich, Servicer and Seller, dated as of May 14, 2002 (collectively, the "Purchase and Servicing Agreement"), copies of which are attached as Exhibit B hereto;

          WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller to terminate the rights and obligations of the Servicer hereunder without cause but subject to the other conditions set forth herein;

          WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default by the Servicer under this Agreement;

          WHEREAS, the Seller and the Servicer desire that the provisions of the Purchase and Servicing Agreement shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a "Reconstitution Agreement" as defined under the Purchase and Servicing Agreement which shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Pooling and Servicing Agreement;

          NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Master Servicer and the Servicer hereby agree as follows:

AGREEMENT

          1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto, and any provisions of the Purchase and Servicing Agreement incorporated by reference herein, shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

          2. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 11.05 and 11.14 of the Purchase and Servicing Agreement, the remittance on June 18, 2002 to the Trust is to include principal due after May 1, 2002 (the "Trust Cut-off Date") plus interest at the Mortgage Loan Remittance Rate due on the related Due Date exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date.

          3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Purchase and Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Purchase and Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

          4. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee, which is acting on behalf of the Trust, the owner of the Mortgage Loans, shall have the same rights as the Purchaser under the Purchase and Servicing Agreement to enforce the obligations of the Servicer under the Purchase and Servicing Agreement and the term "Purchaser" as used in the Purchase and Servicing Agreement in connection with any rights of the Purchaser shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement or upon an Event of Default, as provided in Section 14.01 of the Purchase and Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Purchaser under the Purchase and Servicing Agreement; and, in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Pooling and Servicing Agreement.

          5. Representations. The Servicer shall not be obligated or required to make any further representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Pooling and Servicing Agreement and issuance of the Certificates pursuant thereto. Notwithstanding anything to the contrary, the representations set forth in Section 7.02 of the Purchase and Servicing Agreement shall remain in full force and effect as of the date of the Purchase and Servicing Agreement. Further, the representations made in Section 7.01 of the Purchase and Servicing Agreement shall be deemed to be made as of the date of this Agreement.

          6. Notices. All notices, consents, certificates and other communications required to be delivered between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent. All notices and other written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank Minnesota,
  National Association
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Master Servicing Department, Thornburg 2002-2
Telephone: (410) 884-2000
Telecopier: (410) 715-2380

          All remittances required to be made to the Master Servicer under this Agreement shall be made to the following wire account:

Wells Fargo Bank Minnesota, National Association Minneapolis, Minnesota ABA# 091-000-019 Account Name: SAS Clearing Account No. 3970771416 For further credit to: Collection Account No. 12574300

          All notices and other written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Deutsche Bank National Trust Company 1761 East St. Andrew Place Santa Ana, California 92705-4934 Attention: Thornburg 2002-2 Telephone: (714) 247-6000 Facsimile: (714) 246-6285

          All notices and other written information required to be delivered to the Seller hereunder shall be delivered to it at the following address:

Thornburg Mortgage Home Loans, Inc. 150 Washington Avenue, Suite 302 Santa Fe, New Mexico 87501 Attention: Deborah Burns (Thornburg 2002-2) Telephone: (505) 954-5315 Facsimile: (505) 989-8156

          All notices and written information required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

HSBC Mortgage Corporation (USA) 2929 Walden Avenue Depew, New York 14043 Attention: Edward J. Baker

          7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

          8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

          9. Reconstitution. The Seller and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date," each as defined in the Purchase and Servicing Agreement.

          10. REMIC Status. The Servicer is hereby notified, and the Servicer hereby acknowledges such notice, that the Mortgage Loans will be held in a securitization pursuant to which a REMIC election will be made.

           Executed as of the day and year first above written.

THORNBURG MORTGAGE HOME LOANS,
INC.,
as Seller

By:  /s/ Deborah J. Burns
       Deborah J. Burns
       Vice President

HSBC Mortgage Corporation (USA),
as Servicer

By:  /s/ Edward J. Baker
       Name: Edward J. Baker
       Title: Sr. Vice President

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Master Servicer

By:  /s/ Peter J. Masterman
       Name: Peter J. Masterman
Title: Vice President

Acknowledged By:

DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Trustee on behalf of Thornburg Mortgage Securities Trust 2002-2

By:  /s/ Ronaldo Reyes
       Name: Ronaldo Reyes
       Title: Associate

EXHIBIT A

Modifications to the Purchase and Servicing Agreement

          1. Unless otherwise specified herein, any provisions of the Purchase and Servicing Agreement, including definitions relating to (i) Pass-Through Transfers and Whole Loan Transfers and (ii) Closing Dates, shall be disregarded for the purposes of this Agreement. Further, the following provisions of the Purchase and Servicing Agreement shall be inapplicable to this Agreement: Section 2 (Agreement to Purchase), Section 3 (Mortgage Loan Schedules), the first two paragraphs of Section 4 (Purchase Price), Section 5 (Examination of Mortgage Files), Section 6 (Conveyance from Seller to Initial Purchaser), Section 8 (Closing), Section 9 (Closing Documents), Section 10 (Costs), Section 17 (Financial Statements), Section 18 (Mandatory Delivery: Grant of Security Interest), Section 23 (Intention of the Parties) and Section 30 (Further Agreements).

          2. The definition of "Business Day" in Section 1 is hereby amended as follows:

Business Day: Any day other than (a) a Saturday or Sunday or (b) a day on which banking and savings and loan institutions in the States of California, Delaware, New York, Maryland or Minnesota are authorized or obligated by law or executive order to be closed.

          3. The definition of "Custodial Account" in Section 1 is hereby amended as follows:

Custodial Account: The separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled "HSBC Mortgage Corporation (USA), as Servicer, in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2002-2."

          4. The definition of "Escrow Account" in Section 1 is hereby amended as follows:

Escrow Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "HSBC Mortgage Corporation (USA), as Servicer, in trust for the Trustee on behalf of Thornburg Mortgage Securities Trust 2002-2."

          5. The definition of "Qualified Substitute Mortgage Loan" in Section 1 is hereby amended by the addition of the following language at the end of the first sentence thereof:

and (vi) qualify as a Substitute Mortgage Loan under the Pooling and Servicing Agreement.

          6. Section 7 (Representations, Warranties and Covenants of the Seller; Remedies for Breach) is hereby amended to change the reference to the word "Purchaser" to the phrase "the Master Servicer, the Trustee and the Trust" in each instance.

          7. Section 11 (Seller's Servicing Obligations) is hereby amended by deleting the phrase "during the Preliminary Servicing Period."

          8. Section 11.01 (Seller to Act as Servicer) on Exhibit 9 is hereby amended by:

(i) adding the following language to the end of the first sentence of the second paragraph:

unless, the Seller, in consultation with counsel, determines that such a change would not be treated as a "substantial modification" that would cause a deemed exchange under Section 1001(a) of the Code or applicable temporary or final regulations thereunder at any time when the Mortgage Loan is held by a REMIC or a grantor trust.

(ii) adding the following sentence immediately after the first sentence of the second paragraph:

Notwithstanding the above, the Seller shall be permitted to make any modifications if the Mortgagor is in default with respect to such Mortgage Loan or such default is, in the judgment of the Seller, imminent.

(iii) replacing the first and second uses of the word "Purchaser" in the second paragraph with the word "Trust."

(iv) replacing the word "Purchaser" in the last sentence of the second paragraph with the word "Trustee."

(v) replacing the word "Purchaser" in the last paragraph with the word "Trust."

        9. Section 11.03 (Realization upon Defaulted Mortgage Loans) on Exhibit 9 is hereby amended by (i) replacing all references to the word "Purchaser" in subsection (a) to "Trust," (ii) replacing the word "Purchaser" in subsection (b) to the word "Trustee," (iii) replacing the word "Purchaser" in subsection (b)(1) to the word "Trust," (iv) replacing the word "Purchaser" in subsection (b)(2) to the word "Trust" and (v) replacing the word "Purchaser" in the second paragraph after subsection (b)(2) to the word "Trust" in each instance.

          10. Section 11.05 (Permitted Withdrawals From the Custodial Account) on Exhibit 9 is hereby amended by:

(i) deleting clause (ii) and replacing it with the following:

(ii) to reimburse itself for each unreimbursed Monthly Advance provided, that with respect to any Mortgage Loan the Seller's right to reimbursement shall be limited to the funds collected by the Seller from the related Mortgagor or any other Person, including, but not limited to, Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, and with respect to REO Property, funds received as rental or similar income. The Seller's right to reimbursement set forth in the preceding sentence shall be prior to the rights of the Trust; provided however, that in the event that the Seller determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Seller may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Seller's right thereto shall be prior to the rights of the Trust;

(ii) replacing the first reference to the word "Purchaser" in clause (iii) to the word "Trust."

          11. Section 11.08 (Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder) on Exhibit 9 is hereby amended by replacing the word "Purchaser" in the first sentence of the third paragraph with the phrase "Trustee and the Trust."

          12. Section 11.09 (Transfer of Accounts) on Exhibit 9 is hereby amended by replacing the word "Purchaser" in the second sentence thereto with the phrase "Master Servicer and the Trustee."

          13. Section 11.13 (Title, Management and Disposition of REO Property) on Exhibit 9 is hereby amended by:

(i) deleting the first paragraph and replacing it with the following:

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust.

(ii) adding the following paragraph as the second paragraph of such section:

Notwithstanding anything to the contrary contained in this Section 11.13, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Seller has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Seller. Upon completion of the inspection, the Seller shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Seller shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Seller shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. The Seller shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

(iii) by replacing the sixth and seventh sentences of the second paragraph of such section (before the amendment made by (ii) above) by the following:

The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Seller determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Seller shall report monthly to the Master Servicer as to the progress being made in selling such REO Property.

(iv) replacing the language "Purchaser only with the prior written consent of the Purchaser" in the first sentence of the last paragraph with the phrase "Trust and the Certificateholders."

          14. Section 11.14 (Distributions) on Exhibit 9 is hereby amended by deleting the words "will be made to the Purchaser of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by the Purchaser, and" from the first sentence of the second paragraph of such section.

          15. Section 11.20 (Satisfaction of Mortgages and Release of Mortgage Files) on Exhibit 9 is hereby amended by (i) replacing the word "Purchaser" in the first two sentences of the first paragraph with the phrase "Trustee" in each instance, (ii) replacing the word "Purchaser" in the last sentence of the first paragraph with the phrase "Master Servicer, the Trustee or Trust" and (ii) by deleting the third paragraph in its entirety.

          16. Section 12 (Removal of Mortgage Loans from Inclusion Under This Agreement Upon a Whole Loan Transfer or a Pass-Through Transfer on One or More Reconstitution Dates) is hereby deleted in its entirety.

          17. Section 13.01 (Additional Indemnification by the Seller) is hereby amended by replacing the word "Purchaser" with the phrase "Master Servicer, the Trustee and the Trust" in each instance.

          18. Section 13.03 (Limitation on Liability of the Seller and Others) is hereby amended by (i) replacing the word "Purchaser" on the second line thereof with the phrase "Master Servicer, the Trustee or the Trust," (ii) replacing the word "Purchaser" in the third sentence with the phrase "Master Servicer and Trustee" and (iii) replacing the word "Purchaser" in the last sentence thereof with the word "Trust" in each instance.

          19. Section 13.04 (Seller Not to Resign) is hereby amended by replacing the word "Purchaser" with the phrase "Master Servicer and the Trustee" in each instance.

          20. Section 13.05 (No Transfer of Servicing) is hereby amended by replacing the word "Purchaser" in the first sentence with the word "Trust."

          21. Section 14.01 (Events of Default) is hereby amended by (1) replacing the word "Purchaser" in paragraph (viii) with the word "Master Servicer" and (2) replacing the word "Purchaser" in the first sentence of the paragraph following subsection (viii) with the phrase "Master Servicer or the Trustee."

          22. Section 14.02 (Waiver of Defaults) is hereby amended by replacing the word "Purchaser" in the first line with the phrase "Master Servicer with the prior written consent of the Trustee."

          23. Section 15 (Termination) is hereby amended by (i) replacing the second use of the word "Purchaser" in the first sentence of the first paragraph with the phrase "Trustee, provided such termination is also acceptable to the Master Servicer", (ii) replacing the word "Purchaser" in the second, third and fourth sentences of the first paragraph with the word "Trustee" in each instance, (iii) adding the phrase "by the Trustee" after the words "without cause" in the second sentence of the first paragraph, (iv) adding, at the end of the last sentence of the first paragraph, the words ", and to the extent such sums are insufficient to cover such costs and expenses of the Trustee, the Trust shall promptly reimburse the Trustee." Therefore, Section 15 shall read as follows:

SECTION 15. Termination. The respective obligations and responsibilities of the Seller, as servicer, shall terminate upon the distribution to the Master Servicer of the final payment or liquidation with respect to the last Mortgage Loan (or advances of same by the Seller) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure with respect to the last Mortgage Loan and the remittance of all funds due hereunder unless terminated with respect to all or a portion of the Mortgage Loans on an earlier date at the option of the Trustee, provided such termination is also acceptable to the Master Servicer, pursuant to this Section 15 or pursuant to Section 14. In the event that the Seller is terminated pursuant to this Section 15 without cause by the Trustee, the Trustee shall solicit, by public announcement, bids from three organizations reasonable acceptable to the Trustee for the purchase of the servicing functions. Following receipt of such bids, the Trustee shall either (a) negotiate and effect the transfer, sale and assignment of this Agreement to the party submitting the highest satisfactory bid, which purchase price shall be paid to the Seller upon the transfer of the servicing rights and obligations under this Agreement to the Seller's successor, or (b) pay to the Seller a termination fee equal to the amount of the party submitting the highest satisfactory bid. Notwithstanding anything herein to the contrary, the Trustee shall deduct all costs and expenses of any public announcement and any other expenses relating to the sale, transfer and assignment of this Agreement from any such payable to the Seller pursuant to the previous sentence and to the extent such sums are insufficient to cover such costs and expenses of the Trustee, the Trust shall promptly reimburse the Trustee.

          24. Section 16 (Successor to the Seller) is hereby amended by:

(i) replacing the words "Prior to" with the word "Upon" in the first line of the first paragraph thereto.

(ii) changing the word "Purchaser" in the second line of the first paragraph to the word "Master Servicer" and by adding the phrase ", in accordance with the Pooling and Servicing Agreement," after the word "shall" in the second line of the first paragraph thereto.

(iii) adding the following sentence immediately after the first sentence of the first paragraph:

Any successor to the Seller shall be subject to the approval of the Master Servicer and each Rating Agency, as evidenced by a letter from such Rating Agency delivered to the Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

(iv) replacing the word "Purchaser" in the sixteenth line (before the amendment made in subsection (iii) above) of the first paragraph with the phrase "Master Servicer or the Trustee."

(v) replacing the word "Purchaser" in the second line of the second paragraph with the phrase "Master Servicer or the Trustee."

(vi) replacing the word "Purchaser" in the seventh line of the second paragraph with the phrase "Master Servicer, Trustee and Trust."

(vii) adding the following paragraph after the third paragraph thereof:

Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing due to an Event of Default under Section 14.01, including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Seller hereunder, or of transferring the Mortgage Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Seller from its own funds without reimbursement.

          25. Section 24 (Successors and Assigns) is hereby amended by (i) replacing the word "Purchaser" in the first sentence to the phrase "Master Servicer and Trustee" in each instance and (ii) deleting the second, third and fourth sentences in their entirety.

          26. New Section 31 (Intended Third Party Beneficiaries) is added to the Purchase and Servicing Agreement to read as follows:

SECTION 31. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiary of this Agreement to the extent of such provisions. The Seller shall have the same obligations to the Trustee as if it were a party to this Agreement, and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The Seller shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification and the indemnification obligations) shall terminate upon termination of the Trust pursuant to the Pooling and Servicing Agreement.

EXHIBIT B

Purchase and Servicing Agreement and

Assignment, Assumption and Recognition Agreement

SCHEDULE I

Mortgage Loan Schedule